Exhibit 10.4

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”), dated as of October 15, 2021, is entered into by and among Bakkt Holdings, Inc., a Delaware corporation (together with any successor thereto, “Bakkt Pubco”), Bakkt Opco Holdings, LLC, a Delaware limited liability company (together with any successor thereto, the “Company”), and the other Unitholders of the Company from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of Paired Interests (as defined herein) for shares of Class A Common Stock (as defined herein) or the Cash Amount (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1 Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Bakkt Pubco” has the meaning set forth in the Preamble.

“Board” means the board of directors of Bakkt Pubco.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to be closed for business; provided that such banks shall be deemed to be open for business in the event of a “shelter in place” order or similar closure of physical branch locations is required at the direction of any Governmental Authority if such banks’ electronic funds transfer systems (including wire transfers) are open for use by customers on such day.

“Cash Amount” means the amount of cash equal to the Cash Amount Per Share multiplied by the number of Common Units transferred in connection with the applicable Exchange multiplied by the Exchange Rate.

“Cash Amount Per Share” means the amount of cash per share of Class A Common Stock equal to the Value of such share of Class A Common Stock.

“Cash Election Notice” has the meaning set forth in Section 2.4.

“Change of Control” has the meaning given to such term in the Tax Receivable Agreement.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of Bakkt Pubco.

“Class V Common Stock” means the Class V common stock, par value $0.0001 per share, of Bakkt Pubco.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Unit” has the meaning given to such term in the Company LLC Agreement.

“Company” has the meaning set forth in the Preamble.

“Company LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of the Company, dated the date hereof, as such agreement may be amended from time to time.

“Control” has the meaning given to such term in the Company LLC Agreement.

“Election of Exchange” has the meaning set forth in Section 2.1(b).

“Exchange” has the meaning set forth in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Date” means the later of (i) the date specified in the Election of Exchange, (ii) the date upon which the contingencies described in such Election of Exchange are satisfied, or (iii) the first Business Day that occurs after the day on which the Election Response Period ends, as applicable.

“Exchange Rate” means, at any time, the number of shares of Class A Common Stock for which a Paired Interest is entitled to be exchanged at such time. On the date of this Agreement, the Exchange Rate shall be one, subject to adjustment pursuant to Section 2.2.

“Governmental Authority” means any federal, state, tribal, local or foreign governmental or quasi-governmental entity or municipality or subdivision thereof or any authority, administrative body, department, commission, board, bureau, agency, court, tribunal or instrumentality, arbitration panel, commission or similar dispute resolving panel or body, or any applicable self-regulatory organization.

“Paired Interest” means one Common Unit together with one share of Class V Common Stock.

“Permitted Transferee” has the meaning set forth in Section 3.1.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Publicly Traded” means listed or admitted to trading on the New York Stock Exchange or another national securities exchange.

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“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date hereof, by and among Bakkt Pubco, the Unitholders and VPC Impact Acquisition Holdings Sponsor, LLC (together with any joinder thereto from time to time by any successor or assign to any party to such agreement).

“Securities Act” has the meaning set forth in Section 2.1(e).

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of the date hereof, by and among Bakkt Pubco, each of the Unitholders listed on Schedule 1 thereto, and VPC Impact Acquisition Holdings Sponsor, LLC, a Delaware limited liability company.

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as of the date hereof, by and among the Company, Bakkt Pubco, and the other parties from time to time party thereto, as amended from time to time.

“Termination Transaction” has the meaning set forth in the Company LLC Agreement.

“Trading Day” means a day on which the New York Stock Exchange or such other principal United States securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Unitholder” means each holder of one or more Common Units that may from time to time be a party to this Agreement.

“Value” means, with respect to any outstanding share of Class A Common Stock that is Publicly Traded, the arithmetic average of the daily volume weighted average price per share over the five (5) consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the date of receipt of the applicable Election of Exchange. If the shares of Class A Common Stock are not Publicly Traded, the Value of a share of Class A Common Stock means the amount that a holder of a share of Class A Common Stock would receive if each of the assets of Bakkt Pubco were to be sold for its fair market value on the date of delivery of the applicable Election of Exchange, Bakkt Pubco were to pay all of its outstanding liabilities, and the remaining proceeds were to be distributed to the holders of Bakkt Pubco’s equity, and such Value shall be determined by an independent valuation firm selected by the Company, acting in good faith and based upon a commercially reasonable estimate of the amount that would be realized by Bakkt Pubco if each asset of Bakkt Pubco (and each asset of each partnership, limited liability company, trust, joint venture or other entity in which Bakkt Pubco owns a direct or indirect interest) were sold to an unrelated purchaser in an arms’ length transaction where neither the purchaser nor the seller were under economic compulsion to enter into the transaction (without regard to any discount in value as a result of Bakkt Pubco’s minority interest in any property or any illiquidity of Bakkt Pubco’s interest in any property).

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ARTICLE II

SECTION 2.1 Exchange of Paired Interests for Class A Common Stock.

(a) Upon the terms and subject to the conditions of this Agreement, after the date that is six (6) months after the date of this Agreement, each Unitholder (other than Bakkt Pubco) shall be entitled at any time, and from time to time, but no more than once per calendar month without the prior consent of Bakkt Pubco and the Company, to surrender Paired Interests (other than those that include unvested Common Units) to Bakkt Pubco in exchange for the delivery to the exchanging Unitholder of, in the sole and absolute discretion of Bakkt Pubco, either (i) a number of shares of Class A Common Stock that is equal to the product of the number of Paired Interests surrendered multiplied by the Exchange Rate or (ii) pursuant to Section 2.4, the Cash Amount (such exchange, an “Exchange”); provided, that any such Exchange is for a minimum of the lesser of (A) 25,000 Paired Interests (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) or (B) all of the Paired Interests (other than those that include unvested Common Units) held by such Unitholder.

(b) A Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1(a) above by delivering to Bakkt Pubco and to the Company a written election of Exchange (the “Election of Exchange”) in respect of the Paired Interests to be exchanged substantially in the form of Exhibit A hereto and the certificates, if any, representing the associated Common Units and the shares of Class V Common Stock corresponding to such Common Units, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of Bakkt Pubco and of the Company. An Election of Exchange may specify that the Exchange is to be (x) contingent (including as to the timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of shares of any Class A Common Stock into which the Paired Interests are exchangeable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which any Class A Common Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property or (y) effective no more than fifteen (15) Business Days following delivery of the Election of Exchange. Within three (3) Business Days of delivery of such Election of Exchange (and the concurrent consummation of the transfer of the Paired Interests from such Unitholder to Bakkt Pubco), Bakkt Pubco shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of Bakkt Pubco, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant exchanging Unitholder or its designee, unless Bakkt Pubco elects to pay the Cash Amount in accordance with and pursuant to Section 2.4; provided that the Company, Bakkt Pubco and the Unitholder may change the number of Paired Interests to be exchanged specified in such Election of Exchange to another number by mutual agreement signed in writing by each of them. An Exchange shall be effective the moment in time immediately prior to the close of business on the Exchange Date and the Unitholder (or other Person(s) whose name or names in which any Class A Common Stock is to be issued) shall be deemed to be a holder of any Class A Common Stock from and after the effectiveness of the Exchange. Notwithstanding the foregoing, if the Class A Common Stock is settled through the facilities of The Depository Trust Company, and the exchanging Unitholder is

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permitted to hold shares of Class A Common Stock through The Depository Trust Company, Bakkt Pubco will, upon the written instruction of an exchanging Unitholder, use its reasonable best efforts to deliver or cause to be delivered the shares of Class A Common Stock deliverable to such exchanging Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Unitholder. When a Paired Interest has been Exchanged in accordance with this Agreement for shares of Class A Common Stock or the Cash Amount: (i) the share of Class V Common Stock corresponding to such Paired Interest shall be cancelled for no consideration by Bakkt Pubco, and Bakkt Pubco shall cause such cancellation to be registered in the books and records of Bakkt Pubco; and (ii) the Common Unit corresponding to such Paired Interest shall be transferred from the exchanging Unitholder to Bakkt Pubco, and the Company shall cause such transfer to be registered in the books and records of the Company. Bakkt Pubco, including in its capacity as the managing member of the Company, shall take such actions as may be required to ensure the performance by the Company of its obligations under this Article II.

(c) Notwithstanding anything herein to the contrary, an Election of Exchange may be withdrawn or amended, in whole or in part, prior to the effectiveness of the Exchange (including following the delivery of a Cash Election Notice pursuant to Section 2.4), at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Exchange Date (excluding clause (iii) of the definition of Exchange Date for such purpose) (or if later, at any time within twenty-four (24) hours of the delivery of a Cash Election Notice (the “Election Response Period”)) by delivery of a written notice of withdrawal to Bakkt Pubco and the Company or the then-acting registrar and transfer agent of the Class A Common Stock, specifying (1) the number of withdrawn Paired Interests, (2) if any, the number of Paired Interests as to which the Election of Exchange remains in effect and (3) if such Unitholder so determines, a new Exchange Date or any other new or revised information permitted in the Election of Exchange (which new Exchange Date shall not be earlier than the date that is three (3) Business Days after the date such notice of withdrawal is received by Bakkt Pubco and the Company and shall not be more than fifteen (15) Business Days later than the original Exchange Date.

(d) Subject to the Registration Rights Agreement, Bakkt Pubco, the Company and each exchanging Unitholder shall bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Company shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Unitholder that requested the Exchange, then such Unitholder and/or the person in whose name such shares are to be delivered shall pay to the Company the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Company that such tax has been paid or is not payable.

(e) For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Unitholder shall not be entitled to effect an Exchange to the extent Bakkt Pubco determines that such Exchange (i) would be prohibited by law or regulation (including the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any exemption from the registration requirements thereunder) or (ii) would not be permitted under any other agreements with Bakkt Pubco or its subsidiaries to which such Unitholder may be party (including the Company LLC Agreement) or any written policies of Bakkt Pubco related to unlawful or inappropriate trading applicable to its directors, officers or other personnel.

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(f) The shares of Class A Common Stock issued upon an Exchange, other than any such shares issued in an Exchange subject to an effective registration statement under the Securities Act, shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

Bakkt Pubco shall imprint such legend on certificates (if any) evidencing the shares of Class A Common Stock.

SECTION 2.2 Adjustment. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units or the Class V Common Stock that is not accompanied by an identical subdivision or combination of the Class A Common Stock or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Common Units and the Class V Common Stock. If there is any reclassification, reorganization, recapitalization or other similar transaction (including any Change of Control) in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging Unitholder would have received if such Exchange had occurred immediately prior to the effective time of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. This Agreement shall apply to, mutatis mutandis, and all references to “Paired Interests” shall be deemed to include, any security, securities or other property of Bakkt Pubco or the Company which may be issued in respect of, in exchange for or in substitution of shares of Class V Common Stock or Common Units, as applicable, by reason of stock or unit split, reverse stock or unit split, stock or unit dividend or distribution, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction (including any Change of Control). Except as set forth in this Section 2.2, no adjustments to the Exchange Rate, or otherwise relating to distributions shall be made with respect to the exchange of any Paired Interest. If the Exchange

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Date with respect to a Common Unit occurs after the record date for the payment of a distribution on Common Units but before the date of the payment, then the Unitholder as of the record date will be entitled to receive the distribution payable on the Common Unit on the payment date notwithstanding the Exchange of the Paired Interests or a default in payment of the distribution due as of the Exchange Date. For the avoidance of doubt, no Unitholder, or Person designated by a Unitholder to receive shares of Class A Common Stock, shall be entitled to receive, with respect to such record date, distributions or dividends both on Common Units exchanged by such Unitholder and on shares of Class A Common Stock received by such Unitholder, or other Person so designated, if applicable, in such Exchange.

SECTION 2.3 Class A Common Stock to be Issued.

(a) Bakkt Pubco shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as may be deliverable upon any such Exchange; provided, that nothing contained herein shall be construed to preclude Bakkt Pubco from satisfying its obligations in respect of the Exchange of the Paired Interests by delivery of shares of Class A Common Stock which are held in the treasury of Bakkt Pubco or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of Bakkt Pubco or held by any subsidiary thereof), or by delivery of the Cash Amount. Bakkt Pubco and the Company covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) Bakkt Pubco and the Company shall at all times ensure that the execution and delivery of this Agreement by each of Bakkt Pubco and the Company and the consummation by each of Bakkt Pubco and the Company of the transactions contemplated hereby (including without limitation, the issuance of the Class A Common Stock) have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of Bakkt Pubco and the Company, including, but not limited to, all actions necessary to ensure that the acquisition of shares of Class A Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of Bakkt Pubco’s board of directors’ power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.

(c) Bakkt Pubco and the Company covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Unitholder requesting such Exchange, Bakkt Pubco and the Company shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. Bakkt Pubco and the Company shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

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(d) Notwithstanding anything to the contrary in this Agreement, no fractional shares of Class A Common Stock shall be issued as a result of any Exchange. In lieu of any fractional share of Class A Common Stock to which a Unitholder would otherwise be entitled in any Exchange, the Company or Bakkt Pubco, as applicable, shall pay to such Unitholder cash equal to such fraction multiplied by the Value.

SECTION 2.4 Exchange for Cash Amount. Notwithstanding anything to the contrary in this Article II, by delivery of an Election of Exchange pursuant to Section 2.1(a), the applicable holder shall be deemed to have offered to sell its Paired Interests described in the Election of Exchange to Bakkt Pubco, and Bakkt Pubco may, in its sole and absolute discretion, by means of delivery of a notice to such effect (the “Cash Election Notice”) no later than the date which is three Business Days following the delivery of such Election of Exchange, elect to purchase directly and acquire such Paired Interests by paying to such holder the Cash Amount, whereupon Bakkt Pubco shall acquire the Paired Interest offered for Exchange by such holder. As promptly as practicable following the delivery of the Cash Election Notice, but in any event, no more than five (5) Business Days after delivery of an Election of Exchange (unless Bakkt Pubco in its sole discretion agrees in writing to a shorter period), Bakkt Pubco shall deposit or cause to be deposited the Cash Amount in the account of such exchanging holder specified in its Election of Exchange. In the event that Bakkt Pubco does not deliver the Cash Election Notice prior to the third (3rd) Business Day immediately following the delivery of such Election of Exchange, it shall be deemed to have elected to settle the Exchange with shares of Class A Common Stock.

SECTION 2.5 Termination Transactions. The Company may only require and initiate an Exchange to the extent contemplated and permitted by Section 10.8 of the Company LLC Agreement.

ARTICLE III

SECTION 3.1 Additional Unitholders. To the extent a Unitholder validly transfers any or all of such holder’s Paired Interests to another person in a transaction in accordance with, and not in contravention of, the Company LLC Agreement, the Stockholders Agreement, the Registration Rights Agreement or any other agreement or agreements with Bakkt Pubco or any of its subsidiaries to which a transferring Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Unitholder hereunder. To the extent the Company issues Common Units in the future, the Company shall be entitled, in its sole discretion, to make any holder of such Common Units a Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2 Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

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(a)	If to Bakkt Pubco, to:

Bakkt Holdings, Inc.

5900 Windward Parkway, Suite 450

Alpharetta, GA 30005

Attention: General Counsel

Email: marc.dannunzio@bakkt.com

(b)	If to the Company, to:

c/o Bakkt Holdings, Inc.

5900 Windward Parkway, Suite 450

Alpharetta, GA 30005

Attention: General Counsel

Email: marc.dannunzio@bakkt.com

(c)	If to any Unitholder, to the address and other contact information set forth in the records of the Company from time to time.

SECTION 3.3 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6 Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) Bakkt Pubco, (ii) the Company and (iii) Unitholders holding at least a majority of the then outstanding Common Units (excluding Common Units held by Bakkt Pubco); provided that no amendment may materially, disproportionately and adversely affect the rights of a Unitholder (other than Bakkt Pubco and its subsidiaries) without the consent of such Unitholder (or, if there is more than one such Unitholder that is so affected, without the consent of a majority in interest of such affected Unitholders (other than Bakkt Pubco and its subsidiaries) in accordance with their holdings of Common Units).

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SECTION 3.7 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8 Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding, investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or thereunder brought by a party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. Each of the parties hereby irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each party irrevocably consents to service of process in any dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 3.2. Each party hereby irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action brought by any party with respect to this Agreement (i) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 3.8; (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); or (iii) any objection which such party may now or hereafter have (A) to the laying of venue of any of the aforesaid actions arising out of or in connection with this Agreement brought in the courts referred to above; (B) that such action brought in any such court has been brought in an inconvenient forum and (C) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.

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(c) EACH PARTY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. THE PARTIES INTEND THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.

(d) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES PURSUANT TO THIS AGREEMENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

(e) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in Section 3.8 and such parties agree not to plead or claim the same.

SECTION 3.9 Counterparts. This Agreement may be executed and delivered (including by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10 Tax Treatment. This Agreement shall be treated as part of the partnership agreement of the Company as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Common Unit by a Unitholder to Bakkt Pubco, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and Bakkt Pubco consents in writing, such consent not to be unreasonably withheld, conditioned, or delayed. Further, in connection with any Exchange consummated hereunder, the Company and/or Bakkt Pubco shall provide the exchanging Unitholder with all reasonably necessary information to enable the exchanging Unitholder to file its income Tax returns for the taxable year that includes the Exchange, including information with respect to Code Section 751 assets (including relevant information regarding “unrealized receivables” or “inventory items”) and Section 743(b) basis adjustments as soon as practicable and in all events within 180 days following the close of such taxable year (and, upon written request of an exchanging Unitholder, shall use commercially reasonable efforts to provide estimates of such information within 90 days following the close of such taxable year).

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SECTION 3.11 Withholding. Bakkt Pubco and the Company shall be entitled to deduct and withhold from any payment made to a Unitholder pursuant to any Exchange consummated under this Agreement all Taxes that each of Bakkt Pubco and the Company is required to deduct and withhold with respect to such payment under the Code (or any other provision of applicable law), including, without limitation, Section 1445 and 1446(f) of the Code. In connection with an Exchange, a Unitholder may, at its sole discretion, agree in the applicable Election of Exchange to tender to Bakkt Pubco or the Company, as applicable, an amount equal to the amount of the required withholding described in the immediately preceding sentence, as a condition of the Exchange. If a Unitholder does not so agree, or fails, to tender the required amount prior to or at the time of any Exchange, Bakkt Pubco or the Company, as applicable, may reduce the amount of Class A Common Stock issued to a Unitholder in an Exchange by a number of shares equal to the amount of the required withholding described in the first sentence of this Section 3.11 (or, if Bakkt Pubco elects to settle the Exchange with cash pursuant to Article II, deduct and withhold the amount of such required withholding from the Cash Amount otherwise payable to such Unitholder) and all such amounts shall be treated as having been paid to such Unitholder. Notwithstanding the foregoing, the parties acknowledge and agree that, on the basis of applicable law as of the date of this Agreement, no U.S. federal income tax withholding would be required with respect to an Exchange by any Unitholder who is a “United States person” within the meaning of Section 7701(a)(30) of the Code, who has provided appropriate certification of such status and who, if required, has properly certified that such Unitholder is not subject to federal backup withholding. In connection with any Exchange, the Company and the exchanging Unitholder shall deliver to Bakkt Pubco properly completed and executed copies of any certificates reasonably requested by Bakkt Pubco that the Company and the exchanging Unitholder are legally able to provide, in a form reasonably acceptable to Bakkt Pubco, so as to permit Bakkt Pubco to reduce or eliminate any deduction or withholding with respect to Taxes that may otherwise be required to be made with respect to an Exchange (including for purposes of Section 1445 and Section 1446(f) of the Code).

SECTION 3.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.13 Independent Nature of Unitholders’ Rights and Obligations. The obligations of each Unitholder hereunder are several and not joint with the obligations of any other Unitholder, and no Unitholder shall be responsible in any way for the performance of the obligations of any other Unitholder hereunder. The decision of each Unitholder to enter into to this Agreement has been made by such Unitholder independently of any other Unitholder. Nothing contained herein, and no action taken by any Unitholder pursuant hereto, shall be deemed to constitute the Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Bakkt Pubco acknowledges that the Unitholders are not acting in concert or as a group, and Bakkt Pubco will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

12

SECTION 3.14 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regards to its principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

13

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

BAKKT PUBCO:

BAKKT HOLDINGS, INC.

By:	/s/ Gavin Michael
Name: Gavin Michael
Title: Chief Executive Officer

COMPANY:

BAKKT OPCO HOLDINGS, LLC

By:	/s/ Gavin Michael
Name: Gavin Michael
Title: Chief Executive Officer

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Intercontinental Exchange Holdings, Inc.

By:	/s/ Andrew J. Surdykowski
Name:	Andrew J. Surdykowski
Title:	General Counsel

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Beaumont Glory Limited

By:	/s/ Neil McGee
Name:	Neil McGee
Title:	Director

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

The Boston Consulting Group, Inc.

By:	/s/ Jon Ferris
Name:	Jon Ferris
Title:	Managing Director and Partner

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

CMT Capital Markets Trading 401(k) Plan #2B

By:	/s/ Jan-Dirk Lueders
Name:	Jan-Dirk Lueders
Title:	Trustee

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

CMT Digital Investments 1 LLC – Series 1
By its Managing Member, CMT Asset Management LLC
By its Managing Member, CMT Digital Holdings LLC

By:	/s/ Jan-Dirk Lueders
Name:	Jan-Dirk Lueders
Title:	Managing Member

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

CMT Digital Ventures Fund 1 LLC
By its Managing Member, CMT Asset Management LLC
By its Managing Member, CMT Asset Management LLC
By its Managing Member, CMT Digital Holdings LLC

By:	/s/ Jan-Dirk Lueders
Name:	Jan-Dirk Lueders
Title:	Managing Member

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Eagle Seven Digital Investments, LLC

By:	/s/ Stuart Shalowitz
Name:	Stuart Shalowitz
Title:	General Counsel

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Elwood US Investor 1 Inc.

By:	/s/ Naomi Kirkland
Name:	Naomi Kirkland
Title:	Director

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Galaxy Digital Ventures LLC

By:	/s/ Christopher Ferraro
Name:	Christopher Ferraro
Title:	Authorized Signatory

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Goldfinch Co-Invest I LP

By:	/s/ Sean Collins
Name:	Sean Collins
Title:	Managing Partner of Goldfinch Co-Invest I GP LLC, the General Partner of Goldfinch Co-Invest I LP

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Goldfinch Co-Invest IB LP

By:	/s/ Sean Collins
Name:	Sean Collins
Title:	Managing Partner of Goldfinch Co-Invest I GP LLC, the General Partner of Goldfinch Co-Invest IB LP

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

MACWA 401(k) Plan

By:	/s/ Scott Casto
Name:	Scott Casto
Title:	Trustee

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Microsoft Global Finance

By:	/s/ Keith Dolliver
Name:	Keith Dolliver
Title:	Vice President

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Pantera BH LLC

By:	/s/ Ryan Davis
Name:	Ryan Davis
Title:	Chief Financial Officer

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

PayU Fintech Investments B.V.

By:	/s/ Franka Olbers
Name:	Franka Olbers
Title:	Global Tax Director

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Protocol Ventures LP

By:	/s/ Richard Marini
Name:	Richard Marini
Title:	Managing Partner

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

UNITHOLDERS:

Starbucks Corporation

By:	/s/ Rachel Ruggeri
Name:	Rachel Ruggeri
Title:	EVP/CFO

[Signature Page to Exchange Agreement]

EXHIBIT A

FORM OF

ELECTION OF EXCHANGE

Bakkt Holdings, Inc.

10000 Avalon Boulevard, Suite 1000

Alpharetta, GA 30009

Attention: Chief Executive Officer

Bakkt Opco Holdings, LLC

10000 Avalon Boulevard, Suite 1000

Alpharetta, GA 30009

Attention: Chief Executive Officer

Reference is hereby made to the Exchange Agreement, dated as of October 15, 2021 (the “Exchange Agreement”), among Bakkt Holdings, Inc., a Delaware corporation (“Bakkt Pubco”), Bakkt Opco Holdings, LLC, a Delaware limited liability company (the “Company”), and the other members of the Company from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Unitholder hereby transfers effective as of the Exchange Date, and, in the case of a contingent exchange, subject to the occurrence of the contingency set forth below, the number of Paired Interests (each consisting of one Common Unit and one share of Class V Common Stock) set forth below to Bakkt Pubco in exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of Unitholder:

Address:

Number of Paired Interests to be exchanged:

Percentage Limitation (if any) on Tax Benefit Payments pursuant to Section 7.16 of Tax

Receivable Agreement:                                                                                                      %

Whether Unitholder agrees to tender cash for the amount of any required withholding pursuant to Section 3.11 of the Exchange Agreement:

Account information for deposit of Cash Amount, if applicable:

Bank Name:

ABA No.:

Account No.:

Account Name:

Timing / Contingent Exchanges (complete either (a) or (b))

(a) Exchange Date (if other than close of business on the date of receipt by the

Company):

(b) If Exchange is contingent upon the occurrence of any event pursuant to

Section 2.1(b), please describe such contingency:

____________________________________________________________

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Paired Interests subject to this Election of Exchange are being transferred to Bakkt Pubco free and clear of any pledge, lien, security interest, encumbrance, equities or claim; (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Paired Interests subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Paired Interests to Bakkt Pubco; (v) the undersigned is owner of the Paired Interests subject to this Election of Exchange and (vi) the Paired Interests have not been transferred in violation of Bakkt Pubco’s Certificate of Incorporation, Bakkt Pubco’s By-Laws, the Stockholders Agreement, the LLC Agreement, or this Agreement.

The undersigned hereby irrevocably constitutes and appoints any officer of Bakkt Pubco or of the Company as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer the Paired Interests to Bakkt Pubco subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

By:

Name:
Dated:

EXHIBIT B

FORM OF

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of October 15, 2021 (the “Exchange Agreement”), among Bakkt Holdings, Inc., a Delaware corporation (“Bakkt Pubco”), Bakkt Opco Holdings, LLC, a Delaware limited liability company (the “Company”), and each of the Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Exchange Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Exchange Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Exchange Agreement having acquired Common Units and a corresponding number of shares of Class V Common Stock. By signing and returning this Joinder Agreement to Bakkt Pubco and the Company, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Unitholder contained in the Exchange Agreement, with all attendant rights, duties and obligations of a Unitholder thereunder. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder Agreement by Bakkt Pubco and by the Company, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Exchange Agreement.

Name:

Address for Notices:	With copies to:

Email:	Email:
Attention:	Attention:

B-1